Supplement to the
Fidelity® Strategic Real Return Fund
Class F
May 18, 2009
Prospectus

The following information replaces the biographical information for Derek Young found in the "Fund Management" section on page 23.

Christopher Sharpe is co-manager of Strategic Real Return Fund, which he has managed since June 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Sharpe has worked as an asset allocation director and portfolio manager.

RRS-F-09-01 August 14, 2009
1.901356.100